Exhibit 99.01

BEFORE THE CORPORATION COMMISSION OF THE STATE OF OKLAHOMA

IN THE MATTER OF THE APPLICATION OF	)
OKLAHOMA GAS AND ELECTRIC COMPANY	)
FOR AN ORDER OF THE COMMISSION	)
AUTHORIZING APPLICANT TO MODIFY ITS	)	CAUSE NO. PUD 201800140
RATES, CHARGES, AND TARIFFS FOR RETAIL	)
ELECTRIC SERVICE IN OKLAHOMA	)

NON-UNANIMOUS JOINT STIPULATION AND SETTLEMENT AGREEMENT

COME NOW the undersigned parties to the above entitled Cause (“Stipulating Parties”) and present the following Joint Stipulation and Settlement Agreement (“Joint Stipulation”) for the Oklahoma Corporation Commission’s (“Commission”) review and approval as their compromise and settlement of issues in this proceeding. The Stipulating Parties represent to the Commission that this Joint Stipulation represents a fair, just and reasonable settlement of these issues, that they believe the terms and conditions of the Joint Stipulation are in the public interest, and the Stipulating Parties request the Commission issue an order in this cause adopting and approving this Joint Stipulation.

I. Jurisdiction of the Commission
The Stipulating Parties agree that the Commission has jurisdiction with respect to the issues presented in this proceeding by virtue of Article IX, §18 et seq. of the Oklahoma Constitution, 17 O.S. §152 et seq., 17 O.S. §251 et seq., the Commission’s Rules of Practice (OAC 165:5), and the Commission’s Electric Utility Rules (OAC 165:35).

II. General Recommendations of the Stipulating Parties
This Joint Stipulation represents a comprehensive settlement to become effective with the issuance of a Commission order approving this Joint Stipulation (“Effective Date”). The attached tariffs and Terms and Conditions of service necessary to implement the agreements in this Joint Stipulation shall be approved by the Director of the Public Utility Division (“PUD”) of the Commission and become effective on the Effective Date.

1.
No Rate Change: The Stipulating Parties agree that the Company’s current base rates will remain in effect for all customer classes and sub-classes and that there will be no change in the Company’s base rates.

2.
Return on Equity (“ROE”): The Stipulating Parties agree that the cost of capital for purposes of Allowance for Funds Used During Construction and the Company’s existing Riders that include a full return component will be calculated using: 1) the Commission approved ROE of 9.5 percent; and 2) the Company’s capital structure and cost of debt, as filed in the Direct Testimony and Application Package in this Cause.

Exhibit 99.01

3.
Environmental Investments: The Stipulating Parties will not object to OG&E’s request for findings that installing dry scrubbers at Sooner Units No. 1 and 2 and converting Muskogee Units 4 and 5 to natural gas are prudent, used and useful, and should be fully recovered.

4.	Customer Charge: The Stipulating Parties agree that there will be no change to fixed customer charges for residential or general service customer classes.

5.
Depreciation Rates: The Stipulating Parties agree that the Company shall continue to use its current depreciation rates, as approved in Cause No. PUD 201500273. The Stipulating Parties further agree that, since the Company did not have a Commission approved Storage Battery Equipment (FERC 363) depreciation rate, the Company will utilize the Company’s proposed rate of 6.67% as found within its depreciation study filed December 31, 2018.

6.	Regulatory Asset: The Stipulating Parties agree to an amortization of the Sooner Scrubber regulatory asset of 25 years.

7.	Unprotected Deferred Tax Savings: The Stipulating Parties agree to accelerate the return of unprotected deferred tax savings to customers to a period of 10 years.

8.
Pension Tracker: The Stipulating Parties agree, as proposed in Company witness Don Rowlett’s Direct Testimony dated December 31, 2018, pages 14-15, and unopposed by parties, OG&E will be authorized to pass changes from 401K matching that result in decreased pension expense through the pension tracker provided such changes are beneficial to customers.

9.
Vance Air Force Base: The Stipulating Parties agree that OG&E will modify the Vance AFB Power Displacement Agreement (PDA) to change Vance AFB’s tariff rate to the PL-TOU SL2, with the remainder of the PDA unchanged. The redlined changes to the PDA are attached hereto as Exhibit A.

10.
Cost of Service: The Stipulating Parties agree that OG&E’s proposed new allocation of dedicated distribution circuits to SL2 customers in the Company’s cost of service study shall not be adopted. The regulatory treatment of the costs of customer dedicated distribution circuits shall be addressed in OG&E’s next general rate case.

11.
Additional Cost of Service Issues: OG&E, in its next general rate case, will prepare an additional cost of service study with a separate class for customers served pursuant to 17 O.S. § 158.25(E) (referred to as the 1 MW exception) who began service with OG&E on or after issuance of a final order in this Cause. OG&E will also provide testimony addressing whether or not the load was achieved in accordance with OG&E’s filed policies.

12.
Section 408 of OGE’s Terms and Conditions of Service, Allowable Expenditure Formula: The Stipulating Parties agree that Section 408 of OG&E’s Terms and Conditions will explicitly state the current allowable expenditure formula utilized by the Company, with future changes subject to the approval of the Director of the PUD. Further, Section 408 shall be amended to require that every contract for electric service for a customer newly acquired under the 1 MW exception shall include a

Exhibit 99.01

provision such as a minimum bill or performance guarantee to address the possibility of early termination of service and recovery of allowable expenditure costs from such customer.

13.
Tariff Changes: The Stipulating Parties will not oppose any uncontested tariff language changes proposed by OG&E in direct testimony, subject to final review of changes to be set forth in the Company’s compliance filing described below.

14.	Timing: Upon issuance of a Commission order adopting this Joint Stipulation, the Company will file their compliance filing.

III. General Reservations
The Stipulating Parties represent and agree that, except as specifically provided:
A.    Negotiated Settlement
This Joint Stipulation represents a negotiated settlement for the purpose of compromising and resolving the issues presented in this Cause.
B.    Authority to Execute
Each of the undersigned affirmatively represents to the Commission that he or she has fully advised his or her respective client(s) that the execution of this Joint Stipulation constitutes a resolution of issues which were raised in this proceeding; that no promise, inducement or agreement not herein expressed has been made to any Stipulating Party; that this Joint Stipulation constitutes the entire agreement between and among the Stipulating Parties; and each of the undersigned affirmatively represents that he or she has full authority to execute this Joint Stipulation on behalf of his or her client(s).

C.	Joint Stipulation Represents a Balance and Compromise of Positions
The Stipulating Parties stipulate and agree that the agreements contained in this Joint Stipulation have resulted from negotiations among the Stipulating Parties. The Stipulating Parties hereto specifically state and recognize that this Joint Stipulation represents a balancing of positions of each of the Stipulating Parties in consideration for the agreements and commitments made by the other Stipulating Parties in connection therewith. Therefore, in the event that the Commission does not approve and adopt all of the terms of this Joint Stipulation, this Joint Stipulation shall be void and of no force and effect, and no Stipulating Party shall be bound by the agreements or provisions contained herein. The Stipulating Parties agree that neither this Joint Stipulation nor any of the provisions hereof shall become effective unless and until the Commission shall have entered an Order approving all of the terms and provisions as agreed to by the parties to this Joint Stipulation.

D.	No Admissions Nor Waivers
The Stipulating Parties agree and represent that the provisions of this Joint Stipulation are intended to relate only to the specific matters referred to herein, and by agreeing to this settlement, no Stipulating Party waives any claim or right which it may otherwise have with respect to any matters not expressly provided for herein. In addition, except as specifically set forth in this Joint Stipulation, none of the signatories hereto shall be deemed to have approved or acquiesced in any ratemaking principle, valuation method, cost of service determination, depreciation principle or cost

Exhibit 99.01

allocation method underlying or allegedly underlying any of the information submitted by the parties to this cause and except as specifically provided in this Joint Stipulation, nothing contained herein shall constitute an admission by any Stipulating Party that any allegation or contention in this proceeding is true or valid or shall constitute a determination by the Commission as to the merits of any allegations or contentions made in this proceeding.

E.	No Precedential Value
The Stipulating Parties agree that the provisions of this Joint Stipulation are the result of negotiations based upon the unique circumstances currently represented by the Company’s Application and that the processing of this cause sets no precedent for any future causes that the Applicant or others may file with this Commission. The Stipulating Parties further agree and represent that neither this Joint Stipulation nor any Commission order approving the same shall constitute or be cited as precedent or deemed an admission by any Stipulating Party in any other proceeding except as necessary to enforce its terms before the Commission or any court of competent jurisdiction. The Commission’s decision, if it enters an order approving this Joint Stipulation, will be binding as to the matters decided regarding the issues described in this Joint Stipulation, but the decision will not be binding with respect to similar issues that might arise in other proceedings. A Stipulating Party’s support of this Joint Stipulation may differ from its position or testimony in other causes. To the extent there is a difference, the Stipulating Parties are not waiving their respective positions in other causes. Because this is a stipulated agreement, the Stipulating Parties are under no obligation to take the same position as set out in this Joint Stipulation in other dockets.

F.	Outstanding Discovery and Motions
As between and among the Stipulating Parties, any pending requests for information or discovery and any motions that may be pending before the Commission are hereby withdrawn.

OKLAHOMA GAS AND ELECTRIC COMPANY

Dated:     5/23/19            By:     /s/ Ken Miller

PUBLIC UTILITY DIVISION
OKLAHOMA CORPORATION COMMISSION

Dated:     5/24/19            By:     /s/ Fairo Mitchell

OKLAHOMA OFFICE OF THE ATTORNEY GENERAL

Dated:     5/24/19            By:     /s/ Jared Haines

Exhibit 99.01

OKLAHOMA INDUSTRIAL ENERGY CONSUMERS

Dated:     5/24/19            By:     /s/ Thomas P. Schroedter

OG&E SHAREHOLDERS ASSOCIATION

Dated:     5/24/19            By:     /s/ Jack G. Clark, Jr.

WAL-MART STORES EAST, LP and SAM'S EAST, INC.

Dated:     5/24/19            By:     /s/ Rick Chamberlain

EXCEPT AS TO PARAS. 11 and 12:    AARP

Dated:     5/23/19            By:     /s/ Deborah R. Thompson

FEDERAL EXECUTIVE AGENCIES

Dated:     5/24/19            By:     /s/ Thomas Jernigan